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                                                                    EXHIBIT 10.8












                             VALLE DE ORO BANK, N.A.
                             1994 STOCK OPTION PLAN























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                                TABLE OF CONTENTS


                                                                              Page
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
ARTICLE 1.   INTRODUCTION..................................................... 1

ARTICLE 2.   ADMINISTRATION................................................... 1
        2.1   The Committee................................................... 1
        2.2   Disinterested Directors......................................... 1
        2.3   Committee Responsibilities...................................... 1

ARTICLE 3.   LIMITATION ON AWARDS............................................. 2

ARTICLE 4.   ELIGIBILITY...................................................... 2
        4.1   General Rule.................................................... 2
        4.2   Non-Employee Directors.......................................... 2
        4.3   Ten-Percent Shareholders........................................ 3
        4.4   Attribution Rules............................................... 3
        4.5   Outstanding Stock............................................... 3

ARTICLE 5.   TERMS OF OPTIONS................................................. 3
        5.1   Stock Option Agreement.......................................... 3
        5.2   Options Nontransferable......................................... 4
        5.3   Number of Shares; Tax Status.................................... 4
        5.4   Exercise Price.................................................. 4
        5.5   Exercisability and Term......................................... 4
        5.6   Modification, Extension and Assumption of Options............... 4

ARTICLE 6.   PAYMENT FOR OPTION SHARES........................................ 5
        6.1  General Rule..................................................... 5

ARTICLE 7.   PROTECTION AGAINST DILUTION...................................... 5
        7.1  General.......................................................... 5
        7.2  Reorganizations.................................................. 5
        7.3  Reservation of Rights............................................ 5

ARTICLE 8.   LIMITATION OF RIGHTS............................................. 5
        8.1  Employment Rights................................................ 5
        8.2  Shareholders' Rights............................................. 6
        8.3  Government Regulations........................................... 6

ARTICLE 9.   WITHHOLDING TAXES................................................ 6
        9.1  General.......................................................... 6
        9.2  Share Withholding................................................ 6

ARTICLE 10.  FUTURE OF THE PLAN............................................... 6
        10.1 Term of the Plan................................................. 6
        10.2 Amendment or Termination......................................... 7
        10.3 Effect of Amendment or Termination............................... 7

ARTICLE 11.  DEFINITIONS...................................................... 7

ARTICLE 12.  EXECUTION........................................................ 8


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                             VALLE DE ORO BANK, N.A.
                             1994 STOCK OPTION PLAN

     ARTICLE 1. INTRODUCTION.

     The Plan was adopted by the Board on April 20, 1994, subject to approval by the Bank's shareholders at the 199_ annual meeting of shareholders. The purpose of the Plan is to promote the long-term success of the Bank and the creation of shareholder value by (a) encouraging Non-Employee Directors and Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Non-Employee Directors and Key Employees with exceptional qualifications and (c) linking Non-Employee Directors and Key Employees directly to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for awards in the form of Options, which may constitute incentive stock options or nonstatutory stock options.

     The Plan shall be governed by, and construed in accordance with, the laws of the State of California.

     ARTICLE 2. ADMINISTRATION.

     2.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of two or more disinterested directors of the Bank, who shall be appointed by the Board.

     2.2 Disinterested Directors. A person shall be deemed to be "disinterested" only if he or she, during the 12 months before serving on the Committee, has not been granted or awarded equity securities under this Plan or under any other plan of the Bank or an affiliate of the Bank. The foregoing notwithstanding, a Non-Employee Director shall not fail to qualify as "disinterested" merely because he or she is eligible for the grant of Options within the limitations set forth in Section 4.2.

     2.3 Committee Responsibilities. The Committee shall select the Non-Employee Directors and Key Employees who are to receive Options under the Plan, determine the number, vesting requirements and other conditions of such Options, interpret the Plan, and make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.



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     ARTICLE 3. LIMITATION ON AWARDS.

     The aggregate number of Options awarded under the Plan shall not exceed 250,000. If any Options are forfeited, lapse, or terminate for any other reason before being exercised, then such Options shall again become available for awards under the Plan. The limitation of this Article 3 shall be subject to adjustment pursuant to Article 7.

     ARTICLE 4. ELIGIBILITY.

     4.1 General Rule. Only Non-Employee Directors and Key Employees shall be eligible for designation as Optionees by the Committee. In addition, only Key Employees shall be eligible for the grant of ISOs.

     4.2 Non-Employee Directors. Any other provision of the Plan notwithstanding, the participation of Non-Employee Directors in the Plan shall be subject to the following restrictions:

     (a) Non-Employee Directors shall receive no grants other than the NSOs described in this Section 4.2.

     (b) Each Non-Employee Director shall receive an NSO covering 1,000 Common Shares on July 1, 1994, if he or she is serving as a member of the Board on that date. Each Non-Employee Director who is initially elected or appointed to the Board after July 1, 1994, shall receive an NSO covering 1,000 Common Shares on the first business day after his or her initial election or appointment to the Board. (The number of Common Shares included in an NSO granted under this Subsection (b) shall be subject to adjustment under Article 7.) NSOs granted under this Subsection (b) shall become exercisable in equal annual installments over the five-year period following the date of grant.

     (c) On the first business day following the conclusion of each regular annual meeting of the Bank's shareholders in each even numbered year after the year 1995, (1996, 1998, etc.) each Non-Employee Director who is a member of the Board on such first business day shall receive an NSO covering 2,000 Common Shares (subject to adjustment under Article 7), except that such NSO shall not be granted in the calendar year in which the same Non-Employee Director received the NSO described in Subsection (b) above. NSOs granted under this Subsection
(c) shall become exercisable in equal annual installments over the five year period following the date of grant.

     (d) All NSOs granted to a Non-Employee Director under this Section 4.2 shall become exercisable in full in the event of the termination of such Non-Employee Director's service because of death, total and permanent disability or retirement at or after age 65.



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     (e) The Exercise Price under all NSOs granted to a NonEmployee Director under this Section 4.2 shall be equal to 100 percent of the Fair Market Value of a Common Share on the date of grant, payable in cash or in one of the forms described in Sections 6.2 or 6.3.

     (f) All NSOs granted to a Non-Employee Director under this Section 4.2 shall terminate on the earliest of (i) the 10th anniversary of the date of grant, (ii) the date three months after the termination of such Non-Employee Director's service for any reason other than death or total and permanent disability or (iii) the date 12 months after the termination of such Non-Employee Director's service because of death or total and permanent disability.

     4.3 Ten-Percent Shareholders. A Key Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Bank or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (a) the Exercise Price under such ISO is at least 110 percent of the Fair Market Value of a Common Share on the date of grant and (b) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     4.4 Attribution Rules. For purposes of Section 4.3, in determining stock ownership, a Key Employee shall be deemed to own the stock owned (directly or indirectly) by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which the Key Employee holds an option shall not be counted.

     4.5 Outstanding Stock. For purposes of Section 4.3, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the ISO to the Key Employee. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Key Employee or by any other person.

     ARTICLE 5. TERMS OF OPTIONS.

     5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Bank. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. Subject to Section 4.2, the provisions of the various Stock Option Agreements entered into under the Plan need not be identical. If the optionee is a Key Employee, the Committee may designate all or any part of the option as an ISO.



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     5.2 Options Nontransferable. No Option granted under the Plan shall be transferable by the Optionee other than by will, by a beneficiary designation executed by the Optionee and delivered to the Bank or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     5.3 Number of Shares; Tax Status. Each Stock Option Agreement shall specify the number of Shares subject to the option and shall provide for the adjustment of such number in accordance with Article 7. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

     5.4 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price under an ISO shall not be less than 100 percent of the Fair Market Value of a Common Share on the date of grant, except as otherwise provided in Section 4.3. The Exercise Price under an NSO shall not be less than 100 percent of the Fair Market Value of a Common Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee. The Exercise Price shall be payable in accordance with Article 6.

     5.5 Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. The term of an Option shall in no event exceed 10 years from the date of grant, and Section 4.3 may require a shorter term for an ISO. Subject to the preceding sentence, the Committee shall determine when all or any part of an Option is to become exercisable and when such Option is to expire. Subject to Section 4.2, a Stock Option Agreement may provide for accelerated exercisability upon the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service.

     5.6 Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Bank or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.



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     ARTICLE 6. PAYMENT FOR OPTION SHARES.

     6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased.

     ARTICLE 7. PROTECTION AGAINST DILUTION.

     7.1 General. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (a) the number of Options available for future awards under Article 3, (b) the number of Options included in awards to Non-Employee Directors under Section 4.2, (c) the number of Common Shares covered by each outstanding Option or (d) the Exercise Price under each outstanding Option.

     7.2 Reorganizations. In the event that the Bank is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Bank (if the Bank is a surviving corporation), for accelerated vesting or for settlement in cash.

     7.3 Reservation of Rights. Except as provided in this Article 7, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Bank of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Common Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Bank to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     ARTICLE 8. LIMITATION OF RIGHTS.

     8.1 Employment Rights. Neither the Plan nor any Option granted under the Plan shall be deemed to give any individual a right to remain an employee or director of the Bank or a Subsidiary. The Bank and its Subsidiaries reserve the right to



                                      -5-
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terminate the service of any employee or director at any time and for any reason.

     8.2 Shareholders' Rights. An Optionee shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Common Shares covered by his or her Option prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Article 7.

     8.3 Government Regulations. Any other provision of the Plan notwithstanding, the obligations of the Bank with respect to Common Shares to be issued pursuant to the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies or stock exchanges as may be required. The Bank reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Option until such time as any legal requirements or regulations have been met relating to the issuance of such Common Shares, to their registration or qualification (or exemption from registration or qualification) under the Securities Act of 1933, as amended, or any applicable state securities laws, or to their listing on any stock exchange.

     ARTICLE 9. WITHHOLDING TAXES.

     9.1 General. To the extent required by applicable federal, state, local or foreign law, an Optionee shall make arrangements satisfactory to the Bank for the satisfaction of any withholding tax obligations that arise by reason of an Option. The Bank shall not be required to issue any Common Shares under the Plan until such obligations are satisfied.

     9.2 Share Withholding. The Committee may permit an Optionee to satisfy all or part of his or her withholding tax obligations by having the Bank withhold a portion of any Common Shares that otherwise would be issued to him or her or by surrendering a portion of any Common Shares that previously were issued to him or her. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes by assigning Common Shares to the Bank, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose.

     ARTICLE 10. FUTURE OF THE PLAN.

     10.1 Term of the Plan. The Plan, as set forth herein, shall become effective on April 20, 1994, subject to the approval of the Bank's shareholders. In the event that the shareholders fail to approve the Plan at the 1994 annual meeting, or any adjournment thereof, any Options granted prior



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to such meeting shall be null and void, and no additional options shall be granted after such meeting. Any other provision of the Plan notwithstanding, no Option shall be exercisable prior to such meeting. The Plan shall remain in effect until it is terminated under Section 10.2, except that no new Options shall be granted after April 19, 2004.

     10.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan, except that the provisions of Section 4.2 relating to the amount, price and timing of Option grants to Non-Employee Directors shall not be amended more than once in any six-month period. An amendment of the Plan shall be subject to the approval of the Bank's shareholders only to the extent required by applicable laws, regulations or rules.

     10.3 Effect of Amendment or Termination. No Options shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

     ARTICLE 11. DEFINITIONS.

     11.1 "Bank" means Valle de Oro Bank, N.A.

     11.2 "Board" means the Bank's Board of Directors, as constituted from time to time.

     11.3 "Code" means the Internal Revenue Code of 1986, as amended.

     11.4 "Committee" means a committee of the Board, as described in Article 2.

     11.5 "Common Share" means one share of the common stock of the Bank.

     11.6 "Exercise Price" means the amount for which one Common Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     11.7 "Fair Market Value" shall mean the fair market value of a Common Share, as determined by the Committee in good faith.

     11.8 "ISO" means an incentive stock option described in section 422(b) of the Code.

     11.9 "Key Employee" means a key common-law employee of the Bank or of a Subsidiary, as determined by the Committee.

     11.10 "Non-Employee Director" means a member of the Board who is not a common-law employee of the Bank or of a Subsidiary.



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     11.11 "NSO" means an employee stock option not described in section 422 or
423 of the Code.

     11.12 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

     11.13 "Optionee" means an individual or estate who holds an Option.

     11.14 "Plan" means this Valle De Oro Bank, N.A. 1994 Stock Option Plan, as it may be amended from time to time.

     11.15 "Stock Option Agreement" means the agreement between the Bank and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     11.16 "Subsidiary" means any corporation, if the Bank and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     ARTICLE 12. EXECUTION.

     To record the adoption of the Plan by the Board, the Bank has caused its duly authorized officer to affix the corporate name and seal hereto.


                                        VALLE DE ORO BANK, N.A.


                                        /s/ ROLAND C. NICKERSON
                                        ----------------------------------------
                                        By Roland C. Nickerson,
                                           -------------------------------------
                                        As Its Assistant Secretary
                                               ---------------------------------




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               1994 STOCK OPTION PLAN OF VALLE DE ORO BANK, N.A.:
                       NONQUALIFIED STOCK OPTION AGREEMENT

Valle De Oro Bank, N.A. ("Bank"), hereby grants an option to purchase shares of its common stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the 1994 Stock Option Plan of Valle De Oro Bank, N.A. (the "Plan").


Date of Option Grant:___________________ __, 199__

Name of Optionee: ______________________________________________________________

Optionee's Social Security Number: ______-______-_______

Number of Shares of Bank Common Stock Covered by Option: _______________________

Exercise Price per Share: $____.____

Vesting Start Date: __________ ___, 199__

    By signing this cover sheet, you agree to all of the terms and conditions described in the attachment and in the Plan.



Optionee: ______________________________________________________________________
                                   (Signature)




Bank:___________________________________________________________________________
                                   (Signature)


     Title: ______________________________________________


Attachment
----------

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               1994 STOCK OPTION PLAN OF VALLE DE ORO BANK, N.A.:

                       NONQUALIFIED STOCK OPTION AGREEMENT


Nonqualified   This option is not intended to be an incentive stock option stock
Stock Option   option under section 422 of the Internal Revenue Code.

Vesting Your right to exercise this option vests on an annual basis over the five-year period starting on the Vesting Start Date, as shown on the cover sheet. The percentage of the total number of shares for or which this option will be exercisable at any given time is equal to the product of 20% times the number of complete years of Bank service that have elapsed since the Vesting Start Date. The resulting number of shares will be rounded to the nearest whole number. No part of this option becomes exercisable during the first twelve months after the Vesting Start Date. Except as described below, no additional shares become exercisable after your Bank service has terminated for any reason.

               In addition, the entire option vests and will be exercisable in full in the event of termination of your service from Bank by reason of your death, your Total and Permanent Disability or your voluntary retirement at or after age 65. This even applies during the first twelve months after the Vesting Start Date.

Term Your option will expire in any event at the close of business at Bank headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Bank service terminates, as described below.)

Regular        If your service as an employee, director, consultant or advisor
Termination    of the Bank (or any subsidiary) terminates for any reason except death or total and permanent disability, then your option will expire at the close of business at Bank headquarters on the 90th day after your termination date.

               The Bank determines when your service terminates for this purpose.



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Death          If you die as an employee, director, consultant or advisor of the
               Bank (or any subsidiary), then your option will expire at the close of business at Bank headquarters on the date twelve months after the date of death. During that twelvemonth period, your estate, heirs or properly designated beneficiaries may exercise all or part of your option.

Disability     If your service as an employee, director, consultant or advisor of the Bank (or any subsidiary) terminates because of your total and permanent disability, then your option will expire at the close of business at Bank headquarters on the date twelve months after your termination date.

               "Total and permanent disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of      For purposes of this option, your service does not terminate
Absence        when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Bank in writing. But your service will be treated as terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. And your service terminates in any event when the approved leave ends, unless you immediately return to active work.

               The Bank determines which leaves count for this purpose.

Restrictions   The Bank will not permit you to exercise this option if the
on Exercise    issuance of shares at that time would violate any law or
               regulation.

Notice of      When you wish to exercise this option, you must notify the Bank
Exercise       by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered (in your name only or in your and Your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Bank.

               If someone else wants to exercise this option after your death, that person must prove to the Bank's satisfaction that he or she is entitled to do so.

Form of        When you submit your notice of exercise, you must include payment
Payment        of the option price for the shares you are purchasing. Payment must be made in cash by personal check, a cashier's check or a money order.

Withholding    You will not be allowed to exercise this option unless you make
Taxes          acceptable arrangements to pay any withholding taxes that may be due as a result of the option exercise.

Restrictions   By signing this Agreement, you agree not to sell any option
on Resale      shares at a time when a sale is prohibited by applicable law,
               Bank policies or an agreement between Bank and its underwriters.
               This restriction will apply as long as you are an employee of the Bank (or a subsidiary).

Transfer of    Prior to your death, only you may exercise this option. You
Option         cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option by beneficiary designation or in your will.

               Regardless of any marital property settlement agreement, the Bank is not obligated to honor a notice of exercise from your former spouse, nor is the Bank obligated to recognize your former spouse's interest in your option in any other way.

Retention      Your option or this Agreement does not give you the right to be
Rights         retained by the Bank (or any subsidiaries) in any capacity. The
               Bank (and any subsidiaries) reserves the right to terminate your service at any time, with or without cause.

Stockholder    You, or your estate or heirs, have no rights as a stockholder of
Rights         Bank until a certificate for your option shares has been issued.
               No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.



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


Adjustments    In the event of a stock split, a stock dividend or a similar change in Bank stock, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

Applicable     Law This Agreement will be interpreted and enforced under the laws of the State of California.

The Plan and   The text of the Plan is incorporated in this Agreement by
Other Agree-   reference.
ments
               This Agreement and the Plan constitute the entire understanding between you and the Bank regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.


         By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.



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               1994 STOCK OPTION PLAN OF VALLE DE ORO BANK, N.A.:
                        INCENTIVE STOCK OPTION AGREEMENT

Valle De Oro Bank, N.A. ("Bank"), hereby grants an option to purchase shares of its common stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the 1994 Stock Option Plan of Valle De. Oro Bank, N.A. (the "Plan").


Date of Option Grant:___________________ __, 199__

Name of Optionee: ______________________________________________________________

Optionee's Social Security Number: ______-______-_______

Number of Shares of Bank Common Stock Covered by Option: _______________________

Exercise Price per Share: $____.____

Vesting Start Date: __________ ___, 199__

           By signing this cover sheet, you agree to all of the terms and conditions described in the attachment and in the Plan.



Optionee: ______________________________________________________________________
                                   (Signature)




Bank:___________________________________________________________________________
                                   (Signature)


     Title: ______________________________________________

Attachment


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                       1994 STOCK OPTION PLAN OF VALLE DE ORO BANK, N.A.:

                                INCENTIVE STOCK OPTION AGREEMENT


Incentive      This option is intended to be an incentive stock option under
Stock option   section 422 of the Internal Revenue Code and will be interpreted accordingly.

Vesting Your right to exercise this option vests on an annual basis over the five-year period starting on the Vesting Start Date, as shown on the cover sheet. The percentage of the total number of shares for which this option will be exercisable at any given time is equal to the product of 20% times the number of complete years of Bank service that have elapsed since the Vesting Start Date. The resulting number of shares will be rounded to the nearest whole number. No part of this option becomes exercisable during the first twelve months after the Vesting Start Date. Except as described below, no additional shares become exercisable after your Bank service has terminated for any reason.

               The entire option vests and will be exercisable in full in the event of your death. This even applies during the first twelve months after the Vesting Start Date.

Term Your option will expire in any event at the close of business at Bank headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Bank service terminates, as described below.)

Regular        If your service as an employee, director, consultant or advisor
Termination    of the Bank (or any subsidiary) terminates for any reason except death or total and permanent disability, then your option will expire at the close of business at Bank headquarters on the 90th day after your termination date.

               Bank determines when your service terminates for this purpose.

Death If you die as an employee, director, consultant or advisor of Bank (or any subsidiary), then your option will expire at the close of business at Bank headquarters on the date six months after the date of death. During that six-month period, your estate, heirs or properly designated beneficiaries may exercise all or part of your option.

Disability     If your service as an employee, director, consultant or advisor of Bank (or any subsidiary) terminates because of your total and permanent disability, then your option will expire at the close of business at Bank headquarters on the date six months after your termination date.

               "Total and permanent disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of      For purposes of this option, your service does not terminate when
Absence        you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by Bank in writing.
               But your service will be treated as terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. And your service terminates in any event when the approved leave ends, unless you immediately return to active work.

               The Bank determines which leaves count for this purpose.

Restrictions   The Bank will not permit you to exercise this option if the
on Exercise    issuance of shares at that time would violate any law or
               regulation.

Notice of      When you wish to exercise this option, you must notify Bank by
Exercise       filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Bank.

               If someone else wants to exercise this Option after your death, that person must prove to the Bank's satisfaction that he or she is entitled to do so.

Form of        When you submit your notice of exercise, you must include payment
Payment        of the option price for the shares you are purchasing. Payment must be made in cash by personal check, a cashier's check or a money order.

Withholding    You will not be allowed to exercise this option unless you make
Taxes          acceptable arrangements to pay any withholding taxes that may be due as a result of the option exercise.

Restrictions   By signing this Agreement, you agree not to sell any option
on Resale      shares at a time when a sale is prohibited by applicable law,
               Bank policies or an agreement between Bank and its underwriters.
               This restriction will apply as long as you are an employee of the Bank (or a subsidiary).

Transfer of    Prior to your death, only you may exercise this option. You
option         cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option by beneficiary designation or in your will.

               Regardless of any marital property settlement agreement, the Bank is not obligated to honor a notice of exercise from your former spouse, nor is the Bank obligated to recognize your former spouse's interest in your option in any other way.

Retention      Your option or this Agreement does not give you the right to be
Rights         retained by the Bank (or any subsidiaries) in any capacity. The
               Bank (and any subsidiaries) reserves the right to terminate your service at any time, with or without cause.

Stockholder    You, or your estate or heirs, have no rights as a stockholder of
Rights         the Bank until a certificate for your option shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments    In the event of a stock split, a stock dividend or a similar change in Bank stock, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

Applicable     Law This Agreement will be interpreted and enforced under the laws of the State of California.

The Plan and   The text of the Plan is incorporated in this Agreement by
Other Agree-   reference.
ments
               This Agreement and the Plan constitute the entire understanding between you and the Bank regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.


         By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and In the Plan.